Bay View Deposit Corporation
Bay View 2005 LJ-1 Owner Trust
For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 17, 2006

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
A. PRINCIPAL BALANCE RECONCILIATION

(A) Original Principal Balance	38,600,000.00	62,600,000.00	64,100,000.00	66,800,000.00	8,335	232,100,000.00	232,100,000.00
(B) Beginning Balance	0.00	37,687,691.52	64,100,000.00	66,800,000.00	6,841	168,587,691.52	168,587,691.52
(C) Collections (Regular Payments)	0.00	2,332,600.15	0.00	0.00	n/a	2,332,600.15	2,332,600.15
(D) Withdrawal from Payahead (Principal)	0.00	848.02	0.00	0.00	n/a	848.02	848.02
(E) Collections (Principal Payoffs)	0.00	2,513,293.00	0.00	0.00	108	2,513,293.00	2,513,293.00
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	403,679.67	0.00	0.00	14	403,679.67	403,679.67
(G) Principal Reductions (Other)(Partial chg-off)	0.00	8,894.61	0.00	0.00	n/a	8,894.61	8,894.61
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	32,428,376.07	64,100,000.00	66,800,000.00	6,719	163,328,376.07	163,328,376.07

(J) Certificate Factor	0.000000%	51.802518%	100.000000%	100.000000%	80.611878%	70.369830%	70.369830%

Notional Principal Balance: Class I
(K) Beginning							114,055,687.40
(L) Reduction							5,259,315.45
(M) Ending							108,796,371.95

Notional Principal Balance: Companion Component
(N) Beginning							54,532,004.12
(O) Reduction							—
(P) Ending							54,532,004.12

							TOTALS
B. CASH FLOW RECONCILIATION

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							5,967,375.74
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							25,429.88
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							848.02
(D) ADVANCES							8,345.77
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							176,274.16
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							6,178,273.57

							TOTAL
C. TRUSTEE DISTRIBUTION

(A) TOTAL CASH FLOW							6,178,273.57
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							3,972.60
(E) SERVICING FEE (DUE AND UNPAID)							140,489.74
(F) Standby Servicing Fee (not to exceed $50,000)							4,917.14
(G) Owner Trustee Fee (not to exceed $25,000)							333.33
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							113,691.20
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							206,188.33
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							227,676.67
(L) Interest to “I” Certificate Holders, including Overdue							47,523.20
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							5,259,315.45
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							37,932.23
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additonal Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							1,772.91
(W) EXCESS YIELD							134,460.77

BALANCE							0.00

							SPREAD
							ACCOUNT
D. SPREAD ACCOUNT

(A) BEGINNING BALANCE							8,992,456.72
(B) ADDITIONS TO SPREAD AMOUNT							233,973.51
(C) INTEREST EARNED							30,755.21
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER							0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							141,602.92
(H) ENDING BALANCE							9,115,582.52

(I) REQUIRED BALANCE							8,574,739.74
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							540,842.78

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 17, 2006

			NUMBER	BALANCE
E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY
(A) 61-90			14	260,215.03
(B) 90+ days			13	307,552.95
(C) TOTAL			27	567,767.98

			NUMBER	BALANCE
F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)			15	412,608.70
(B) AGGREGATE REPOSSESSIONS			87	2,437,677.23
(C) UNLIQUIDATED REPOSSESSIONS			19	518,091.25

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE				1,218.95
(B) DEPOSIT				0.00
(C) WITHDRAWAL				848.02
(D) ENDING BALANCE				370.93

PERFORMANCE TEST

		DELINQUENT
		MONTH	POOL	DELINQUENCY
		BALANCE	BALANCE	%
H. DELINQUENCY RATIO (61+)
MONTH
(A) CURRENT		567,767.98	163,328,376.07	0.3476%
(B) 1ST PREVIOUS		550,290.84	168,587,691.52	0.3264%
(C) 2ND PREVIOUS		471,800.78	174,381,424.83	0.2706%
(D) THREE MONTH ROLLING AVERAGE		529,953.20	168,765,830.81	0.3149%

		BALANCE	BALANCE	Net Loss Rate %
J. CUMULATIVE NET LOSS RATE

(A) Collection Period Charge-Off receivables		412,574.28
(B) Aggregate Cram Down Losses during period		—
(C) Less: Recoveries (current month)		176,274.16
(D) Prior Period Adjustment		—
(E) Net Losses current period		236,300.12
(F) Prior Period cumulative net losses		1,362,882.41
(G) Cumulative Net Losses (current period)		1,599,182.53	232,100,000.00	0.69%

		MONTH BALANCE	POOL BALANCE	Extension Rate %
K. EXTENSION RATE

(A) Principal Balance of Receivables extended during current period (not to exceed .75% of Original Pool Balance)		583,496.10	163,328,376.07	0.36%

			AMOUNT	NUMBER
L. LOCKBOX TEST

(A) Total Payments to Lockbox (Current Month)			3,259,622.73	6,244
(B) Total Payments (Current Month)			6,143,649.90	6,675
(C) Lockbox Payment Percentage				93.54%

M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)				50,000,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)				18,434,775
(C) Monthly BVAC net worth (at least $20MM)				62,648,914

N. WAC-Weighted Average Coupon				8.10%
O. WAM-Weighted Average Maturity				65.69

	Trigger Level	Actual Level		In Compliance?
P. TRIGGERS

(A) Average Delinquency Ratio	0.75%	0.31%		Yes
(B) Cumulative Net Loss	0.85%	0.69%		Yes
(C) Extension Rate	0.75%	0.36%		Yes
(D) Lockbox Test	85.00%	93.54%		Yes

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Kevin Rieke Bay View Acceptance Corp		John Okubo Bay View Acceptance Corp